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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Commission file number 1-6064

      Date of Report (Date of earliest event reported)   January 4, 1995


                              ALEXANDER'S, INC.
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            (Exact name of registrant as specified in its charter)


         DELAWARE                                      51-01-00517
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(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)


31 WEST 34TH STREET, NEW YORK, NEW YORK                  10001
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(Address of principal executive offices)               (Zip Code)


(Registrant's telephone number, including area code)     (212) 760-9500


                                NOT APPLICABLE
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS

     Alexander's, Inc. (the "Company") is a limited partner, a wholly owned subsidiary of the Company (the "General Partner") is both a limited partner and the sole general partner and unrelated limited partners (the "731 Limited Partners") own a 17.83% limited partnership interest in Seven Thirty One Limited Partnership, a New York limited partnership (the "Partnership") which owns real estate located at Lexington Avenue and 59th Street in Manhattan, New York (the "Lexington Avenue Property"). The partnership agreement for the Partnership was recently amended to incorporate certain provisions of the Company's plan of reorganization (the "Plan") giving the 731 Limited Partners the right to require the Partnership to redeem their entire partnership interest in two separate stages for an aggregate price of $36,812,331.29. On January 4, 1995, the 731 Limited Partners delivered notice to the Partnership requiring the redemption of the first portion of their partnership interests. Following the redemption, the Company and the General Partner will own an aggregate of 92.36%, and the 731 Limited Partners will own 7.64%, of the partnership interests.

     The consideration for the first redemption by the Partnership will be a promissory note of the Partnership which will mature on August 21, 1998 in the principal amount of $21,812,331.29 (the "Note"). The Note bears interest at the rate of 1% percent per annum in excess of the rate from time to time announced by Chemical Bank, N.A., as its prime or base rate. Interest is payable beginning on April 4, 1995 and thereafter quarterly on the fourth day of July, October, January and April until maturity. The Note is secured by a second mortgage on the Lexington Avenue Property. The Note is guaranteed by the Company and the General Partner.

     The amendment to the partnership agreement referred to above also entitles the 731 Limited Partners to a cumulative first priority distribution from the cash flow of the Partnership in the amount of $430,000 annually from October 4, 1993 until the entire limited partnership interest of the 731 Limited Partners has been redeemed. This payment is guaranteed by the Company and the General Partner until October 3, 1998. The Company shall also pay to the 731 Limited Partners the amount of $400,000, together with interest thereon from December 30, 1994 at the rate of 14% per annum, simultaneously with the payments to substantially all unsecured creditors under the Plan, but in all events by June 30, 1995.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 1995                           ALEXANDER'S, INC.

                                                /s/ Steven Santora
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                                                Title: Vice President and
                                                       Controller